Exhibit 99.1

SouthState Corporation Reports Fourth Quarter 2024 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – January 23, 2025 – SouthState Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and twelve-month periods ended December 31, 2024.

“SouthState finished strong in 2024. We produced steady growth in loans and deposits and had a nice uptick in net interest margin and fees. The result was net income of $144 million and a 9% increase in PPNR over the third quarter, driven by 6% revenue growth", commented John C. Corbett, SouthState’s Chief Executive Officer. "We were also pleased to receive prompt regulatory approval of the IBTX acquisition, which allowed us to close ahead of schedule on January 1. With Independent Financial, our momentum carries forward into 2025. We will continue working to build a high-quality bank with scale in the fastest growing markets in the country."

Highlights of the fourth quarter of 2024 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.87; Adjusted Diluted EPS (Non-GAAP) of $1.93
●	Net Income of $144.2 million; Adjusted Net Income (Non-GAAP) of $148.8 million
●	Return on Average Common Equity of 9.7%; Return on Average Tangible Common Equity (Non-GAAP) of 15.1% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 15.6%*
●	Return on Average Assets (“ROAA”) of 1.23% and Adjusted ROAA (Non-GAAP) of 1.27%*
●	Book Value per Share of $77.18; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $51.11

Performance

●	Net Interest Income of $370 million; Core Net Interest Income (excluding loan accretion) (Non-GAAP) of $367 million
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP) of 3.48%
●	Net charge-offs of $5.3 million, or 0.06% of average loans, annualized; $6.4 million of Provision for Credit Losses (“PCL”); total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.51% of loans
●	Noninterest Income of $81 million; Noninterest Income represented 0.69% of average assets for the fourth quarter of 2024*
●	Efficiency Ratio of 56% and Adjusted Efficiency Ratio (Non-GAAP) of 54%

Balance Sheet

●	Loans increased $355 million, or 4% annualized, led by increases in commercial and industrial, and commercial owner occupied real estate; ending loan to deposit ratio of 89%
●	Deposits increased $423 million, or 4% annualized
●	Total loan yield of 5.76%, down 0.10% from prior quarter
●	Total deposit cost of 1.75%, down 0.15% from prior quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.8%, 15.0%, 10.0%, and 12.6%, respectively†

Mergers & Acquisitions

●	Completed previously announced merger of Independent Bank Group, Inc. (“Independent”) on January 1, 2025

Other Subsequent Events

●	SouthState Bank, N.A. (the “Bank”) entered into an agreement on January 8, 2025 with entities affiliated with Blue Owl Real Estate Capital, LLC to sell branch properties and enter into triple net lease agreements with such purchasers on those same properties effective upon the closing of the sale
●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.54 per share, payable on February 14, 2025 to shareholders of record as of February 7, 2025

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
INCOME STATEMENT	2024	2024	2024	2024	2023	2024	2023
Interest Income
Loans, including fees (1)	$489,709	$494,082	$478,360	$463,688	$459,880	$1,925,838	$1,716,405
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	59,096	50,096	52,764	53,567	55,555	215,524	228,001
Total interest income	548,805	544,178	531,124	517,255	515,435	2,141,362	1,944,406
Interest Expense
Deposits	168,263	177,919	165,481	160,162	149,584	671,825	440,257
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	10,763	14,779	15,384	13,157	11,620	54,083	51,541
Total interest expense	179,026	192,698	180,865	173,319	161,204	725,908	491,798
Net Interest Income	369,779	351,480	350,259	343,936	354,231	1,415,454	1,452,608
Provision (recovery) for credit losses	6,371	(6,971)	3,889	12,686	9,893	15,975	114,082
Net Interest Income after Provision (Recovery) for Credit Losses	363,408	358,451	346,370	331,250	344,338	1,399,479	1,338,526
Noninterest Income	80,545	74,934	75,225	71,558	65,489	302,262	286,906
Noninterest Expense
Operating expense	250,699	243,543	242,343	240,923	245,774	977,508	955,727
Merger, branch consolidation, severance related and other expense (8)	6,531	3,304	5,785	4,513	1,778	20,133	13,162
FDIC special assessment	(621)	—	619	3,854	25,691	3,852	25,691
Total noninterest expense	256,609	246,847	248,747	249,290	273,243	1,001,493	994,580
Income before Income Tax Provision	187,344	186,538	172,848	153,518	136,584	700,248	630,852
Income tax provision	43,166	43,359	40,478	38,462	29,793	165,465	136,544
Net Income	$144,178	$143,179	$132,370	$115,056	$106,791	$534,783	$494,308

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$144,178	$143,179	$132,370	$115,056	$106,791	$534,783	$494,308
Securities losses (gains), net of tax	38	—	—	—	2	38	(33)
Merger, branch consolidation, severance related and other expense, net of tax (8)	5,026	2,536	4,430	3,382	1,391	15,374	10,291
FDIC special assessment, net of tax	(478)	—	474	2,888	20,087	2,884	20,087
Adjusted Net Income (non-GAAP)	$148,764	$145,715	$137,274	$121,326	$128,271	$553,079	$524,653

Basic earnings per common share	$1.89	$1.88	$1.74	$1.51	$1.40	$7.01	$6.50
Diluted earnings per common share	$1.87	$1.86	$1.73	$1.50	$1.39	$6.97	$6.46
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.95	$1.91	$1.80	$1.59	$1.69	$7.25	$6.90
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.93	$1.90	$1.79	$1.58	$1.67	$7.21	$6.86
Dividends per common share	$0.54	$0.54	$0.52	$0.52	$0.52	$2.12	$2.04
Basic weighted-average common shares outstanding	76,360,935	76,299,069	76,251,401	76,301,411	76,100,187	76,303,351	76,050,730
Diluted weighted-average common shares outstanding	76,957,882	76,805,436	76,607,281	76,660,081	76,634,100	76,762,354	76,479,557
Effective tax rate	23.04%	23.24%	23.42%	25.05%	21.81%	23.63%	21.64%

Performance and Capital Ratios

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	2024	2023
PERFORMANCE RATIOS
Return on average assets (annualized)	1.23%	1.25%	1.17%	1.03%	0.94%	1.17%	1.11%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.27%	1.27%	1.22%	1.08%	1.13%	1.21%	1.17%
Return on average common equity (annualized)	9.72%	9.91%	9.58%	8.36%	7.99%	9.41%	9.37%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.03%	10.08%	9.94%	8.81%	9.60%	9.73%	9.94%
Return on average tangible common equity (annualized) (non-GAAP) (3)	15.09%	15.63%	15.49%	13.63%	13.53%	14.98%	15.87%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	15.56%	15.89%	16.05%	14.35%	16.12%	15.47%	16.80%
Efficiency ratio (tax equivalent)	55.73%	56.58%	57.03%	58.48%	63.43%	56.93%	55.50%
Adjusted efficiency ratio (non-GAAP) (4)	54.42%	55.80%	55.52%	56.47%	56.89%	55.53%	53.27%
Dividend payout ratio (5)	28.58%	28.76%	29.93%	34.42%	37.01%	30.22%	31.34%
Book value per common share	$77.18	$77.42	$74.16	$72.82	$72.78
Tangible book value per common share (non-GAAP) (3)	$51.11	$51.26	$47.90	$46.48	$46.32

CAPITAL RATIOS
Equity-to-assets	12.7%	12.8%	12.4%	12.3%	12.3%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.8%	8.9%	8.4%	8.2%	8.2%
Tier 1 leverage (6)	10.0%	10.0%	9.7%	9.6%	9.4%
Tier 1 common equity (6)	12.6%	12.4%	12.1%	11.9%	11.8%
Tier 1 risk-based capital (6)	12.6%	12.4%	12.1%	11.9%	11.8%
Total risk-based capital (6)	15.0%	14.7%	14.4%	14.4%	14.1%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
BALANCE SHEET	2024	2024	2024	2024	2023
Assets
Cash and due from banks	$525,506	$563,887	$507,425	$478,271	$510,922
Federal funds sold and interest-earning deposits with banks	866,561	648,792	609,741	731,186	487,955
Cash and cash equivalents	1,392,067	1,212,679	1,117,166	1,209,457	998,877

Trading securities, at fair value	102,932	87,103	92,161	66,188	31,321
Investment securities:
Securities held to maturity	2,254,670	2,301,307	2,348,528	2,446,589	2,487,440
Securities available for sale, at fair value	4,320,593	4,564,363	4,498,264	4,598,400	4,784,388
Other investments	223,613	211,458	201,516	187,285	192,043
Total investment securities	6,798,876	7,077,128	7,048,308	7,232,274	7,463,871
Loans held for sale	279,426	287,043	100,007	56,553	50,888
Loans:
Purchased credit deteriorated	862,155	913,342	957,255	1,031,283	1,108,813
Purchased non-credit deteriorated	3,635,782	3,959,028	4,253,323	4,534,583	4,796,913
Non-acquired	29,404,990	28,675,822	28,023,986	27,101,444	26,482,763
Less allowance for credit losses	(465,280)	(467,981)	(472,298)	(469,654)	(456,573)
Loans, net	33,437,647	33,080,211	32,762,266	32,197,656	31,931,916
Premises and equipment, net	502,559	507,452	517,382	512,635	519,197
Bank owned life insurance	1,013,209	1,007,275	1,001,998	997,562	991,454
Mortgage servicing rights	89,795	83,512	88,904	87,970	85,164
Core deposit and other intangibles	66,458	71,835	77,389	83,193	88,776
Goodwill	1,923,106	1,923,106	1,923,106	1,923,106	1,923,106
Other assets	775,129	745,303	765,283	778,244	817,454
Total assets	$46,381,204	$46,082,647	$45,493,970	$45,144,838	$44,902,024

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$10,192,117	$10,376,531	$10,374,464	$10,546,410	$10,649,274
Interest-bearing	27,868,749	27,261,664	26,723,938	26,632,024	26,399,635
Total deposits	38,060,866	37,638,195	37,098,402	37,178,434	37,048,909
Federal funds purchased and securities
sold under agreements to repurchase	514,912	538,322	542,403	554,691	489,185
Other borrowings	391,534	691,626	691,719	391,812	491,904
Reserve for unfunded commitments	45,327	41,515	50,248	53,229	56,303
Other liabilities	1,478,150	1,268,409	1,460,795	1,419,663	1,282,625
Total liabilities	40,490,789	40,178,067	39,843,567	39,597,829	39,368,926

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	190,805	190,674	190,489	190,443	190,055
Surplus	4,259,722	4,249,672	4,238,192	4,230,345	4,240,413
Retained earnings	2,046,809	1,943,874	1,841,933	1,749,215	1,685,166
Accumulated other comprehensive loss	(606,921)	(479,640)	(620,211)	(622,994)	(582,536)
Total shareholders' equity	5,890,415	5,904,580	5,650,403	5,547,009	5,533,098
Total liabilities and shareholders' equity	$46,381,204	$46,082,647	$45,493,970	$45,144,838	$44,902,024

Common shares issued and outstanding	76,322,206	76,269,577	76,195,723	76,177,163	76,022,039

Net Interest Income and Margin

	Three Months Ended
	Dec. 31, 2024			Sep. 30, 2024			Dec. 31, 2023
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$1,308,313	$14,162	4.31%	$559,942	$6,462	4.59%	$814,244	$10,029	4.89%
Investment securities	7,144,438	44,934	2.50%	7,163,934	43,634	2.42%	7,382,800	45,526	2.45%
Loans held for sale	179,803	2,304	5.10%	112,429	2,694	9.53%	28,878	552	7.58%
Total loans held for investment	33,662,822	487,405	5.76%	33,387,675	491,388	5.86%	32,239,455	459,328	5.65%
Total interest-earning assets	42,295,376	548,805	5.16%	41,223,980	544,178	5.25%	40,465,377	515,435	5.05%
Noninterest-earning assets	4,214,390			4,373,250			4,572,255
Total Assets	$46,509,766			$45,597,230			$45,037,632

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$20,823,079	$121,239	2.32%	$19,936,966	$129,613	2.59%	$18,957,647	$107,994	2.26%
Savings deposits	2,427,760	1,741	0.29%	2,453,886	1,893	0.31%	2,680,065	1,888	0.28%
Certificates and other time deposits	4,517,047	45,283	3.99%	4,489,441	46,413	4.11%	4,294,555	39,702	3.67%
Federal funds purchased	292,626	3,479	4.73%	304,582	4,178	5.46%	256,672	3,453	5.34%
Repurchase agreements	261,373	1,382	2.10%	258,166	1,519	2.34%	265,839	1,458	2.18%
Other borrowings	394,853	5,902	5.95%	611,247	9,082	5.91%	438,701	6,709	6.07%
Total interest-bearing liabilities	28,716,738	179,026	2.48%	28,054,288	192,698	2.73%	26,893,479	161,204	2.38%
Noninterest-bearing deposits	10,561,382			10,412,512			11,059,306
Other noninterest-bearing liabilities	1,330,020			1,382,260			1,784,956
Shareholders' equity	5,901,626			5,748,170			5,299,891
Total Non-IBL and shareholders' equity	17,793,028			17,542,942			18,144,153
Total Liabilities and Shareholders' Equity	$46,509,766			$45,597,230			$45,037,632
Net Interest Income and Margin (Non-Tax Equivalent)		$369,779	3.48%		$351,480	3.39%		$354,231	3.47%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.48%			3.40%			3.48%
Total Deposit Cost (without Debt and Other Borrowings)			1.75%			1.90%			1.60%
Overall Cost of Funds (including Demand Deposits)			1.81%			1.99%			1.69%

Total Accretion on Acquired Loans (1)		$2,887			$2,858			$3,870
Tax Equivalent ("TE") Adjustment		$547			$486			$659
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $36.9 million as of December 31, 2024.

Noninterest Income and Expense

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2024	2024	2024	2024	2023	2024	2023
Noninterest Income:
Fees on deposit accounts	$35,121	$33,986	$33,842	$33,145	$33,225	$136,094	$129,015
Mortgage banking income	4,777	3,189	5,912	6,169	2,191	20,047	13,355
Trust and investment services income	12,414	11,578	11,091	10,391	10,131	45,474	39,447
Securities (losses) gains, net	(50)	—	—	—	(2)	(50)	43
Correspondent banking and capital markets income	20,905	17,381	16,267	14,591	16,081	69,144	90,579
Expense on centrally-cleared variation margin	(7,350)	(7,488)	(11,407)	(10,280)	(12,677)	(36,525)	(41,478)
Total correspondent banking and capital markets income	13,555	9,893	4,860	4,311	3,404	32,619	49,101
Bank owned life insurance income	7,944	8,276	7,372	6,892	6,567	30,484	26,690
Other	6,784	8,012	12,148	10,650	9,973	37,594	29,255
Total Noninterest Income	$80,545	$74,934	$75,225	$71,558	$65,489	$302,262	$286,906

Noninterest Expense:
Salaries and employee benefits	$154,116	$150,865	$151,435	$150,453	$145,850	$606,869	$583,398
Occupancy expense	22,831	22,242	22,453	22,577	22,715	90,103	88,695
Information services expense	23,416	23,280	23,144	22,353	22,000	92,193	84,472
OREO and loan related expense	1,416	1,358	1,307	606	948	4,687	1,716
Business development and staff related	7,450	5,797	6,220	5,799	7,492	25,266	26,116
Amortization of intangibles	5,326	5,327	5,744	5,998	6,615	22,395	27,558
Professional fees	5,366	4,017	3,906	3,115	7,025	16,404	18,547
Supplies and printing expense	2,729	2,762	2,526	2,540	2,761	10,558	10,578
FDIC assessment and other regulatory charges	7,365	7,482	7,771	8,534	8,325	31,152	33,070
Advertising and marketing	2,269	2,296	2,594	1,984	2,826	9,143	9,474
Other operating expenses	18,415	18,117	15,243	16,964	19,217	68,738	72,103
Merger, branch consolidation, severance related and other expense (8)	6,531	3,304	5,785	4,513	1,778	20,133	13,162
FDIC special assessment	(621)	—	619	3,854	25,691	3,852	25,691
Total Noninterest Expense	$256,609	$246,847	$248,747	$249,290	$273,243	$1,001,493	$994,580

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
LOAN PORTFOLIO (7)	2024	2024	2024	2024	2023
Construction and land development * †	$2,184,327	$2,458,151	$2,592,307	$2,437,343	$2,923,514
Investor commercial real estate*	9,991,482	9,856,709	9,731,773	9,752,529	9,227,968
Commercial owner occupied real estate	5,716,376	5,544,716	5,522,978	5,511,855	5,497,671
Commercial and industrial	6,222,876	5,931,187	5,769,838	5,544,131	5,504,539
Consumer real estate *	8,714,969	8,649,714	8,440,724	8,223,066	7,993,450
Consumer/other	1,072,897	1,107,715	1,176,944	1,198,386	1,241,347
Total Loans	$33,902,927	$33,548,192	$33,234,564	$32,667,310	$32,388,489

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $386.2 million, $429.8 million, $544.2 million, $623.9 million, and $715.5 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively.

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
DEPOSITS	2024	2024	2024	2024	2023
Noninterest-bearing checking	$10,192,116	$10,376,531	$10,374,464	$10,546,410	$10,649,274
Interest-bearing checking	8,232,322	7,550,392	7,547,406	7,898,835	7,978,799
Savings	2,414,172	2,442,584	2,475,130	2,557,203	2,632,212
Money market	13,056,534	12,614,046	12,122,336	11,895,385	11,538,671
Time deposits	4,165,722	4,654,642	4,579,066	4,280,601	4,249,953
Total Deposits	$38,060,866	$37,638,195	$37,098,402	$37,178,434	$37,048,909

Core Deposits (excludes Time Deposits)	$33,895,144	$32,983,553	$32,519,336	$32,897,833	$32,798,956

Asset Quality

	Ending Balance
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2024	2024	2024	2024	2023
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$141,982	$111,240	$110,774	$106,189	$110,467
Accruing loans past due 90 days or more	3,293	6,890	5,843	2,497	11,305
Non-acquired OREO and other nonperforming assets	1,182	1,217	2,876	1,589	711
Total non-acquired nonperforming assets	146,457	119,347	119,493	110,275	122,483
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	65,314	70,731	78,287	63,451	59,755
Accruing loans past due 90 days or more	-	389	916	135	1,174
Acquired OREO and other nonperforming assets	1,583	493	598	655	712
Total acquired nonperforming assets	66,897	71,613	79,801	64,241	61,641
Total nonperforming assets	$213,354	$190,960	$199,294	$174,516	$184,124

	Three Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2024	2024	2024	2024	2023
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.37%	1.39%	1.42%	1.44%	1.41%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.51%	1.52%	1.57%	1.60%	1.58%
Allowance for credit losses as a percentage of nonperforming loans	220.94%	247.28%	241.19%	272.62%	249.90%
Net charge-offs as a percentage of average loans (annualized)	0.06%	0.07%	0.05%	0.03%	0.09%
Total nonperforming assets as a percentage of total assets	0.46%	0.41%	0.44%	0.39%	0.41%
Nonperforming loans as a percentage of period end loans	0.62%	0.56%	0.59%	0.53%	0.56%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the fourth quarter of 2024:

	Allowance for Credit Losses ("ACL and UFC")
(Dollars in thousands)	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 9/30/2024	$444,622	$23,359	$467,981	$41,515
Charge offs	(8,407)	—	(8,407)	—
Acquired charge offs	(173)	(1,357)	(1,530)	—
Recoveries	2,140	—	2,140	—
Acquired recoveries	1,759	778	2,537	—
Provision (recovery) for credit losses	5,018	(2,459)	2,559	3,812
Ending balance 12/31/2024	$444,959	$20,321	$465,280	$45,327

Period end loans	$33,040,772	$862,155	$33,902,927	N/A
Allowance for Credit Losses to Loans	1.35%	2.36%	1.37%	N/A
Unfunded commitments (off balance sheet) *				$7,780,323
Reserve to unfunded commitments (off balance sheet)				0.58%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its fourth quarter results at 9:00 a.m. Eastern Time on January 24, 2025.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of January 24, 2025 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida.  The Bank, the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas, Virginia, Texas and Colorado.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Net income (GAAP)	$144,178	$143,179	$132,370	$115,056	$106,791
Provision (recovery) for credit losses	6,371	(6,971)	3,889	12,686	9,893
Tax provision	43,166	43,359	40,478	38,462	29,793
Merger, branch consolidation, severance related and other expense (8)	6,531	3,304	5,785	4,513	1,778
FDIC special assessment	(621)	—	619	3,854	25,691
Securities losses	50	—	—	—	2
Pre-provision net revenue (PPNR) (Non-GAAP)	$199,675	$182,871	$183,141	$174,571	$173,948

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Net interest income (GAAP)	$369,779	$351,480	$350,259	$343,936	$354,231
Less:
Total accretion on acquired loans	2,887	2,858	4,386	4,287	3,870
Core net interest income (Non-GAAP)	$366,892	$348,622	$345,873	$339,649	$350,361

NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)
Net interest income (GAAP)	$369,779	$351,480	$350,259	$343,936	$354,231
Total average interest-earning assets	42,295,376	41,223,980	41,011,662	40,657,176	40,465,377
NIM, non-tax equivalent	3.48%	3.39%	3.43%	3.40%	3.47%

Tax equivalent adjustment (included in NIM, TE)	547	486	631	528	659
Net interest income, tax equivalent (Non-GAAP)	$370,326	$351,966	$350,890	$344,464	$354,890
NIM, TE (Non-GAAP)	3.48%	3.40%	3.44%	3.41%	3.48%

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2024	2024	2024	2024	2023	2024	2023
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$144,178	$143,179	$132,370	$115,056	$106,791	$534,783	$494,308
Securities losses (gains), net of tax	38	—	—	—	2	38	(33)
Merger, branch consolidation, severance related and other expense, net of tax (8)	5,026	2,536	4,430	3,382	1,391	15,374	10,291
FDIC special assessment, net of tax	(478)	—	474	2,888	20,087	2,884	20,087
Adjusted net income (non-GAAP)	$148,764	$145,715	$137,274	$121,326	$128,271	$553,079	$524,653

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.89	$1.88	$1.74	$1.51	$1.40	$7.01	$6.50
Effect to adjust for securities losses (gains), net of tax	0.00	—	—	—	0.00	0.00	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.07	0.03	0.05	0.04	0.03	0.20	0.14
Effect to adjust for FDIC special assessment, net of tax	(0.01)	—	0.01	0.04	0.26	0.04	0.26
Adjusted net income per common share - Basic (non-GAAP)	$1.95	$1.91	$1.80	$1.59	$1.69	$7.25	$6.90

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.87	$1.86	$1.73	$1.50	$1.39	$6.97	$6.46
Effect to adjust for securities losses (gains), net of tax	0.00	—	—	—	0.00	0.00	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.07	0.04	0.05	0.04	0.02	0.21	0.13
Effect to adjust for FDIC special assessment, net of tax	(0.01)	—	0.01	0.04	0.26	0.04	0.26
Adjusted net income per common share - Diluted (non-GAAP)	$1.93	$1.90	$1.79	$1.58	$1.67	$7.21	$6.86

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	1.23%	1.25%	1.17%	1.03%	0.94%	1.17%	1.11%
Effect to adjust for securities losses (gains), net of tax	0.00%	—%	—%	—%	0.00%	0.00%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.04%	0.02%	0.05%	0.02%	0.01%	0.03%	0.02%
Effect to adjust for FDIC special assessment, net of tax	(0.00)%	—%	0.00%	0.03%	0.18%	0.01%	0.04%
Adjusted return on average assets (non-GAAP)	1.27%	1.27%	1.22%	1.08%	1.13%	1.21%	1.17%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	9.72%	9.91%	9.58%	8.36%	7.99%	9.41%	9.37%
Effect to adjust for securities losses (gains), net of tax	0.00%	—%	—%	—%	0.00%	0.00%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.34%	0.17%	0.33%	0.24%	0.11%	0.27%	0.19%
Effect to adjust for FDIC special assessment, net of tax	(0.03)%	—%	0.03%	0.21%	1.50%	0.05%	0.38%
Adjusted return on average common equity (non-GAAP)	10.03%	10.08%	9.94%	8.81%	9.60%	9.73%	9.94%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	9.72%	9.91%	9.58%	8.36%	7.99%	9.41%	9.37%
Effect to adjust for intangible assets	5.37%	5.72%	5.91%	5.27%	5.54%	5.57%	6.50%
Return on average tangible equity (non-GAAP)	15.09%	15.63%	15.49%	13.63%	13.53%	14.98%	15.87%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	9.72%	9.91%	9.58%	8.36%	7.99%	9.41%	9.37%
Effect to adjust for securities losses (gains), net of tax	0.00%	—%	—%	—%	0.00%	0.00%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.34%	0.18%	0.32%	0.25%	0.10%	0.27%	0.20%
Effect to adjust for FDIC special assessment, net of tax	(0.03)%	—%	0.03%	0.21%	1.50%	0.05%	0.38%
Effect to adjust for intangible assets, net of tax	5.53%	5.80%	6.12%	5.53%	6.53%	5.74%	6.85%
Adjusted return on average common tangible equity (non-GAAP)	15.56%	15.89%	16.05%	14.35%	16.12%	15.47%	16.80%

Adjusted Efficiency Ratio (4)
Efficiency ratio	55.73%	56.58%	57.03%	58.48%	63.43%	56.93%	55.50%
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	(1.31)%	(0.78)%	(1.36)%	(1.08)%	(0.43)%	(1.14)%	(0.76)%
Effect to adjust for FDIC special assessment	—%	—%	(0.15)%	(0.93)%	(6.11)%	(0.26)%	(1.47)%
Adjusted efficiency ratio	54.42%	55.80%	55.52%	56.47%	56.89%	55.53%	53.27%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$77.18	$77.42	$74.16	$72.82	$72.78
Effect to adjust for intangible assets	(26.07)	(26.16)	(26.26)	(26.34)	(26.46)
Tangible book value per common share (non-GAAP)	$51.11	$51.26	$47.90	$46.48	$46.32

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	12.70%	12.81%	12.42%	12.29%	12.32%
Effect to adjust for intangible assets	(3.91)%	(3.94)%	(4.03)%	(4.08)%	(4.11)%
Tangible equity-to-tangible assets (non-GAAP)	8.79%	8.87%	8.39%	8.21%	8.21%

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $2.9 million, $2.9 million, $4.4 million, $4.3 million, and $3.9 million during the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively, and $14.4 million and $20.8 million during the twelve months ended December 31, 2024 and 2023, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $6.5 million, $3.3 million, $5.8 million, $4.5 million, and $1.8 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively, and $20.1 million and $13.2 million for the twelve months ended December 31, 2024 and 2023, respectively; (b) pre-tax net securities losses of $(50,000) and $(2,000) for the quarters ended December 31, 2024 and December 31, 2023, respectively, and pre-tax net losses of $(50,000) and pre-tax net gains of $43,000 for the twelve months ended December 31, 2024 and December 31, 2023, respectively; and (c) pre-tax FDIC special assessment of $(621,000), $619,000, $3.9 million, and $25.7 million for the quarters ended December 31, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $3.8 million and $25.7 million for the twelve months ended December 31, 2024 and December 31, 2023, respectively.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation, severance related and other expense, FDIC special assessment and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $5.3 million, $5.3 million, $5.7 million, $6.0 million, and $6.6 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively, and $22.4 million and $27.6 million for the twelve months ended December 31, 2024, and 2023, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	December 31, 2024 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes loans held for sale.
(8)	Includes pre-tax cyber incident costs of $329,000, $56,000, $3.5 million and $4.4 million for the quarters ended, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively, and $8.3 million for the twelve months ended December 31, 2024.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.